UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2017

OPIANT PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55330	46-4744124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Blvd., 12th Floor Santa Monica, CA	90401
(Address of Principal Executive Offices)	(Zip Code)

(424) 252-4756

Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 12, 2017 (the “Effective Date”), Opiant Pharmaceuticals, Inc. (the “Company”) and Potomac Construction Limited (“Potomac”) entered into an amendment (the “Potomac Amendment”) to the following investment agreements with Potomac to provide for (in the case of Potomac Agreement No. 1 and Potomac Agreement No. 2 (each as defined below)), or modify (in the case of Potomac Agreement No. 3, Potomac Agreement No. 4 and Potomac Agreement No. 5 (each as defined below)), the Company’s right to buy back the Interest (as defined in each Potomac Amendment) in each Potomac Agreement (as defined below) from Potomac: (i) that certain Investment Agreement, dated as of April 16, 2013, as clarified by that certain letter agreement dated October 15, 2014 (“Potomac Agreement No. 1”); (ii) that certain Investment Agreement, dated as of May 30, 2013, as clarified by that certain letter agreement dated October 15, 2014 (“Potomac Agreement No. 2”); (iii) that certain Investment Agreement, dated as of September 9, 2014, as clarified by that certain letter agreement dated October 15, 2014 (“Potomac Agreement No. 3”); (iv) that certain Investment Agreement, dated as of October 31, 2014, as clarified by that certain letter agreement dated October 31, 2014 (“Potomac Agreement No. 4”); and (v) that certain Investment Agreement, dated as of December 8, 2015 (“Potomac Agreement No. 5”) ((i)–(v) collectively, the “Potomac Agreements” and, each, a “Potomac Agreement”).

Pursuant to the Potomac Amendment, from the Effective Date until April 22, 2018, the five year anniversary of the date of the Investment (as defined in Potomac Agreement No. 1), the Company shall have the right to buy back all or any portion of the Interest (as defined in Potomac Agreement No. 1) from Potomac upon written notice to Potomac (the “Potomac Interest No. 1 Buyback Notice”), at the price of $600,000 per 6.0% of Interest (the “Potomac Interest No. 1 Buyback Amount”); provided, that in the event the Potomac Interest No. 1 Buyback Notice is provided within 3.25 years of the date of the Investment, the Company shall pay Potomac 1.8 times the Potomac Interest No. 1 Buyback Amount within ten business days of providing the Potomac Interest No. 1 Buyback Notice; provided, further, that in the event the Potomac Interest No. 1 Buyback Notice is provided after 3.25 years of the date of the Investment and no later than 4.25 years from the date of the Investment, the Company shall pay Potomac 3.15 times the Potomac Interest No. 1 Buyback Amount within ten business days of providing the Potomac Interest No. 1 Buyback Notice.

Pursuant to the Potomac Amendment, from the Effective Date until July 5, 2018, the five year anniversary of the latest date of the Investment (as defined in Potomac Agreement No. 2), the Company shall have the right to buy back all or any portion of the Interest (as defined in Potomac Agreement No. 2) from Potomac upon written notice to Potomac (the “Potomac Interest No. 2 Buyback Notice”), at the price of $150,000 per 1.5% of Interest (the “Potomac Interest No. 2 Buyback Amount”); provided, that in the event the Potomac Interest No. 2 Buyback Notice is provided within 3.25 years of the date of the Investment, the Company shall pay Potomac 1.8 times the Potomac Interest No. 2 Buyback Amount within ten business days of providing the Potomac Interest No. 2 Buyback Notice; provided, further, that in the event the Potomac Interest No. 2 Buyback Notice is provided after 3.25 years of the date of the Investment and no later than 4.25 years from the date of the Investment, the Company shall pay Potomac 3.15 times the Potomac Interest No. 2 Buyback Amount within ten business days of providing the Potomac Interest No. 2 Buyback Notice.

Pursuant to the Potomac Amendment, from the Effective Date until September 30, 2019, the five year anniversary of the date of the Investment (as defined in Potomac Agreement No. 3) (the “Potomac Interest No. 3 Buyback Expiration Date”), the Company shall have the right to buy back all or any portion of the Interest (as defined in Potomac Agreement No. 3) from Potomac upon written notice to Potomac (the “Potomac Interest No. 3 Buyback Notice”), at the price of $500,000 per 0.98% of Interest (the “Potomac Interest No. 3 Buyback Amount”); provided, that in the event the Potomac Interest No. 3 Buyback Notice is provided within 3.25 years of the date of the Investment, the Company shall pay Potomac 1.8 times the Potomac Interest No. 3 Buyback Amount within ten business days of providing the Potomac Interest No. 3 Buyback Notice; provided, further, that in the event the Potomac Interest No. 3 Buyback Notice is provided after 3.25 years of the date of the Investment and on or prior to the Potomac Interest No. 3 Buyback Expiration Date, the Company shall pay Potomac 3.15 times the Potomac Interest No. 3 Buyback Amount within ten business days of providing the Potomac Interest No. 3 Buyback Notice.

Pursuant to the Potomac Amendment, from the Effective Date until November 28, 2019, the five year anniversary of the date of the Investment (as defined in Potomac Agreement No. 4) (the “Potomac Interest No. 4 Buyback Expiration Date”), the Company shall have the right to buy back all or any portion of the Interest (as defined in Potomac Agreement No. 4) from Potomac upon written notice to Potomac (the “Potomac Interest No. 4 Buyback Notice”), at the price of $500,000 per 0.98% of Interest (the “Potomac Interest No. 4 Buyback Amount”); provided, that in the event the Potomac Interest No. 4 Buyback Notice is provided within 3.25 years of the date of the Investment, the Company shall pay Potomac 1.8 times the Potomac Interest No. 4 Buyback Amount within ten business days of providing the Potomac Interest No. 4 Buyback Notice; provided, further, that in the event the Potomac Interest No. 4 Buyback Notice is provided after 3.25 years of the date of the Investment and on or prior to the Potomac Interest No. 4 Buyback Expiration Date, the Company shall pay Potomac 3.15 times the Potomac Interest No. 4 Buyback Amount within ten business days of providing the Potomac Interest No. 4 Buyback Notice.

Pursuant to the Potomac Amendment, from the Effective Date until December 17, 2020, the five year anniversary of the date of the Investment (as defined in Potomac Agreement No. 5) (the “Potomac Interest No. 5 Buyback Expiration Date”), the Company shall have the right to buy back all or any portion of the Interest (as defined in Potomac Agreement No. 5) from Potomac upon written notice to Potomac (the “Potomac Interest No. 5 Buyback Notice”), at the price of $500,000 per 0.75% of Interest (the “Potomac Interest No. 5 Buyback Amount”); provided, that in the event the Potomac Interest No. 5 Buyback Notice is provided within 3.25 years of the date of the Investment, the Company shall pay Potomac 1.8 times the Potomac Interest No. 5 Buyback Amount within ten business days of providing the Potomac Interest No. 5 Buyback Notice; provided, further, that in the event the Potomac Interest No. 5 Buyback Notice is provided after 3.25 years of the date of the Investment and on or prior to the Potomac Interest No. 5 Buyback Expiration Date, the Company shall pay Potomac 3.15 times the Potomac Interest No. 5 Buyback Amount within ten business days of providing the Potomac Interest No. 5 Buyback Notice.

Pursuant to the Potomac Amendment, if the Additional Investment (as defined in Potomac Agreement No. 5) is funded by Potomac, then, from the date of funding of such Additional Investment until the five year anniversary of such funding date (the “Potomac Additional Interest Buyback Expiration Date”), the Company shall have the right to buy back all or any portion of the Additional Interest (as defined in Potomac Agreement No. 5) upon written notice to Potomac (the “Potomac Additional Interest Buyback Notice”), at the price of $500,000 per 0.75% of Additional Interest (the “Potomac Additional Interest Buyback Amount”); provided, that in the event the Potomac Additional Interest Buyback Notice is provided within 3.25 years of the date of the Additional Investment, the Company shall pay Potomac 1.8 times the Potomac Additional Interest Buyback Amount within ten business days of providing the Potomac Additional Interest Buyback Notice; provided, further, that in the event the Potomac Additional Interest Buyback Notice is provided after 3.25 years of the date of the Additional Investment and on or prior to the Potomac Additional Interest Buyback Expiration Date, the Company shall pay Potomac 3.15 times the Potomac Additional Interest Buyback Amount within ten business days of providing the Potomac Additional Interest Buyback Notice.

In consideration for Potomac entering into the Potomac Amendment, the Company has agreed to pay Potomac, within 15 business days of the Effective Date, $159,500. Furthermore, the Company shall grant Potomac the right to receive 2.5525% of the Net Profit (as defined in the Potomac Agreements) generated from DAVINCI (as defined in the Potomac Amendment). In the event that the Company is sold, Potomac shall receive 2.5525% of the net proceeds of such sale, after the deduction of all expenses and costs related to such sale. Additionally, from the Effective Date until the four year anniversary of the Effective Date (the “Potomac DAVINCI Interest Buyback Expiration Date”), the Company may buy back all or any portion of the DAVICI Interest (as defined in the Potomac Amendment) upon written notice to Potomac (the “Potomac DAVINCI Interest Buyback Notice), at the price of $382,875 per 2.5525% of DAVINCI Interest (the “Potomac DAVINCI Interest Buyback Amount”); provided, that in the event the Potomac DAVINCI Interest Buyback Notice is provided within 2.5 years of the Effective Date, the Company shall pay Potomac two times the Potomac DAVINCI Interest Buyback Amount within ten business days of providing the Potomac DAVINCI Interest Buyback Notice; provided, further, that, in the event the Potomac DAVINCI Interest Buyback Notice is provided after 2.5 years of the Effective Date and on or prior to the Potomac DAVINCI Interest Buyback Expiration Date, the Company shall pay Potomac 3.5 times the Potomac DAVINCI Interest Buyback Amount within ten business days of providing the Potomac DAVINCI Interest Buyback Notice.

Furthermore, pursuant to the Potomac Amendment, the Company and Potomac agree that, upon the Company’s receipt after the Effective Date of at least $3 million from (i) SWK Funding LLC (“SWK”) pursuant to the Company’s Purchase and Sale Agreement, dated as of December 13, 2016, with SWK, or (ii) Adapt Pharma Operations Limited (“Adapt”) pursuant to that certain License Agreement, dated as of December 15, 2014, as amended on December 13, 2016, with Adapt, fifty percent of all actual amounts received by the Company from SWK shall be used in determining the Net Profit.

The foregoing description of the Potomac Amendment is qualified in its entirety by reference to the full text of the Potomac Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Investment Agreement, dated as of April 12, 2017, by and between Opiant Pharmaceuticals, Inc. and Potomac Construction Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opiant Pharmaceuticals, Inc.

Date: April 18, 2017	By:	/s/ Dr. Roger Crystal
		Name:	Dr. Roger Crystal
		Title:	Chief Executive Officer